Other liabilities	12 Months Ended
Dec. 31, 2024
Other liabilities.
Other liabilities

20.Other liabilities

	As at December 31
(in EUR 000)	2024	2023
Holiday pay accrual	903	791
Salary	3,354	1,801
Accrued expenses	511	250
Foreign currency swaps and forwards - current	353	90
Other	1,103	200
Total other payables	6,224	3,132

The increase of €3.1 million in other liabilities as at December 31, 2024, compared to December 31, 2023, is mainly due to an increase of €1.7  million in payroll related liabilities, an increase of €0.9 million in other and an increase of €263,000 in the fair value of the foreign currency swaps and forwards. We refer to note 20.1.

At December 31, 2024 there is an outstanding liability related to the continued development of the Company’s strategic R&D project of which €0.9 million is recorded as current other liability and €0.8 million as non - current other liability.

In order to be consistent with the current period’s presentation an immaterial correction has been made to certain comparatives on the face of the consolidated statement of financial position. Accrued expenses of € 1.9 million have been reclassified from Other liabilities to Trade payables as at December 31, 2023 since these balances are similar in nature to Invoices to be received that are already presented as Trade payables. We refer to note 2.1 and 19.

20.1.Foreign currency swaps and forwards

The Company is exposed to currency risk primarily due to the expected future USD, AUD and NIS expenses that will be incurred as part of the ongoing and planned marketing, clinical trials and other related expenses. A financial risk management policy has been approved to i) generate yields on liquidity and ii) reduce the exposure to currency fluctuations with a timeline up to 24 months and by means of foreign currency swaps and forwards. There have not been any transfers of level 3 categories during the year.

The Company has entered into several foreign currency swaps and forwards for which the notional amounts are detailed in the table below:

	As at December 31
(in EUR 000)	2024	2023
Foreign currency swaps EUR - NIS (in EUR)	—	847
Foreign currency swaps EUR - NIS (in NIS)	—	3,500
Foreign currency swaps NIS - EUR (in NIS)	—	14,000
Foreign currency swaps NIS - EUR (in EUR)	—	3,334
Foreign currency swaps EUR - USD (in EUR)	5,000	18,000
Foreign currency swaps EUR - USD (in USD)	5,451	19,787
Foreign currency forwards EUR - USD (in EUR)	4,000	—
Foreign currency forwards EUR - USD (in USD)	4,277	—

The following table shows the carrying amount of these derivative financial instruments measured at fair value in the statement of the financial position including their levels in the fair value hierarchy:

	As at December 31, 2024
(in EUR 000)	Level I	Level II	Level III	Total
Financial liabilities	—	—	—	—
Foreign currency forwards	—	95	—	95
Foreign currency swaps	—	258	—	258

The fair value is determined by the financial institution and is based on foreign currency swaps and forwards rates and the maturity of the instrument. All foreign currency swaps and forwards are classified as current as their maturity date is within the next twelve months.

The change in the balance of the financial asset is detailed as follows:

(in EUR 000)	2024	2023
Opening value at January 1	343	1
Settled contracts	(343)	(1)
Fair value adjustments	—	343
Closing value at December 31	—	343

The change in the balance of the financial liability is detailed as follows:

(in EUR 000)	2024	2023
Opening value at January 1	90	10
Fair value adjustments	353	90
Settled contracts	(90)	(10)
Closing value at December 31	353	90